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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

                  We consent to the incorporation by reference in this Registration Statement of Evans Bancorp, Inc. on Form S-3 of our report dated January 24, 1997, appearing in the Annual Report on Form 10-K of Evans Bancorp, Inc. for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP

August 26, 1997